GTC TELECOM CORP.
                         CONSENT OF INDEPENDENT AUDITORS




To  the  Board  of  Directors
GTC  Telecom  Corp.  and  Subsidiaries


We hereby consent to the incorporation by reference in the previously filed Registration Statements on Form S-8 (File Nos. 333-88521, 333-94969 and 333-37496) of our report dated July 27, 2001 appearing in the Annual Report on Form 10-KSB of GTC Telecom Corp. and subsidiaries for the year ended June 30, 2001.



                                         /s/ Corbin & Wertz
                                         CORBIN & WERTZ


Irvine,  California
September  5,  2001